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                                                                EXHIBIT 99.1

                        CALIFORNIA BLUE CROSS LICENSE ADDENDUM

                       AMENDED AND RESTATED AS OF JUNE 12, 1998


     This License Addendum ("this Addendum") has been amended and restated as of June 12, 1998 (the "date hereof") by the Blue Cross and Blue Shield Association ("BCBSA"), WellPoint Health Networks Inc. ("WellPoint"), and the corporation identified herein as "California Blue Cross." Capitalized terms not otherwise defined herein shall have the meanings given them in Article VII of WellPoint's Charter.

     Whereas: It is fundamental to the integrity of the Blue Cross and Blue Shield names and marks that each primary licensee remain independent of any control or influence by any particular economic interest or other special interest which might impair its ability to (i) exercise independent judgment as to the programs which will best meet the needs of the communities in the state or area for which it is responsible or (ii) function as an integral part of the Blue Cross and Blue Shield national system of health benefits.

     Whereas: WellPoint was incorporated in Delaware for the purpose of becoming the ultimate parent corporation in an organization (the "WellPoint Organization") which among other things provides health care plans and related services in California under the "Blue Cross" name and under various related marks.

     Whereas: WellPoint has assumed its position as the ultimate parent in the WellPoint Organization as a result of a number of inter-related actions which are collectively called the "Reincorporation" in this Addendum. The Reincorporation occurred effective as of August 4, 1997.

     Whereas: Prior to the Reincorporation, the WellPoint Organization was headed by a corporation incorporated in California which had the name "WellPoint Health Networks Inc." (and which is called "California Blue Cross" in this Addendum). As a result of the Reincorporation: (i) every share of common stock issued by California Blue Cross and outstanding immediately prior to the Reincorporation was converted into a share of common stock issued by WellPoint; (ii) California Blue Cross became an indirect wholly owned subsidiary of WellPoint; and (iii) the name of California Blue Cross was changed to "Blue Cross of California."

     Whereas: Prior to May 1996, California Blue Cross was organized as a nonprofit public benefit corporation. In May 1996, California Blue Cross was converted into a for-profit business stock corporation as part of a series of interrelated actions which in this Addendum are collectively called the "1996 For-Profit Conversion." As part of the 1996 For-Profit Conversion, California Blue Cross issued shares of its common stock to a California nonprofit public benefit

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corporation which (i) then had the name "Western Health Partnerships," (ii)
now has the name "California HealthCare Foundation," and (iii) is called the "Foundation" in this Addendum. The common shares issued to the Foundation
(i) represented a substantial majority of California Blue Cross's common stock outstanding immediately after the 1996 For-Profit Conversion and (ii) carried voting power significantly in excess of the amount which BCBSA's licensing requirements allow to be concentrated in the hands of any single shareholder of a primary licensee.

     Whereas: To mitigate the risks and disadvantages of the concentration of common stock in the hands of the Foundation (i) certain mechanisms and covenants (the "Original Basic Protections") were incorporated in the Articles of Incorporation and Bylaws governing California Blue Cross and in agreements between California Blue Cross and the Foundation and (ii) California Blue Cross entered into a License Addendum dated as of May 17, 1996 (the "Original Addendum") which provided among other things that the primary Blue Cross license for the WellPoint Organization would automatically terminate if there were any failure to comply with any of the Original Basic Protections specified in the Original Addendum.

     Whereas: In the Reincorporation, the common stock previously held by the Foundation in California Blue Cross was converted on a share for share basis to common stock issued by WellPoint in the Reincorporation. The Foundation held the same percentage of WellPoint's common stock outstanding immediately after the Reincorporation as the percentage of the outstanding common stock which the Foundation held in California Blue Cross immediately prior to the Reincorporation. The voting power attributable to the WellPoint common stock held by the Foundation immediately after the Reincorporation was, and as of the date hereof continues to be, significantly higher than the percentage that BCBSA's licensing requirements allow to be concentrated in the hands of any single shareholder of a primary licensee.

     Whereas: In connection with the Reincorporation, WellPoint requested that notwithstanding the concentration of its common stock in the hands of the Foundation resulting from the Reincorporation, BCBSA issue the following licenses (the "New Licenses"): a Primary Blue Cross License to WellPoint to replace the primary license held prior to the Reincorporation by California Blue Cross; a Controlled Affiliate License to California Blue Cross to entitle it to conduct operations in California under the Blue Cross name; and various other affiliate licenses to other WellPoint subsidiaries to enable them to continue to conduct operations under the "Blue Cross" name and/or related names.

     Whereas: To induce BCBSA to issue the New Licenses, WellPoint: (i) incorporated into its Certificate of Incorporation and Bylaws mechanisms designed to protect WellPoint from being controlled by the Foundation (or any other large shareholder which might emerge in the future) which are analogous to the mechanisms previously incorporated into California Blue Cross' governing instruments; (ii) agreed with the Foundation and California Blue Cross to amend and restate the agreements previously made by California Blue Cross with the Foundation to obtain for WellPoint the benefit of the covenants in those agreements designed to protect WellPoint from

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being controlled by the Foundation; and (iii) entered into a new license addendum dated August 4, 1997 (the "Delaware Addendum") to take the place of the Original Addendum.

     Whereas: The parties entered into an amendment and restatement of the Delaware Addendum (which is dated as of December 30, 1997 and is herein called the "12-30-97 Restatement") in order to, among other things, (i) implement revised restrictions on beneficial ownership of WellPoint securities embodied in Section 2.1(e) hereof, and (ii) modify the definition of the term "Ownership Limit."

     Whereas: The parties have executed this amendment and restatement of the License Addendum in order, among other things, to reflect an amendment dated the date hereof to the Voting Trust Agreement identified herein under which the Foundation has the ability to decrease the proportion of Original Blue Cross Directors (as defined in Section 2.7(c)) on its Board in exchange for earlier contributions of its shares to the Voting Trust. Each of the terms "License Addendum," "this Addendum," "herein," "hereof" and so forth as used in this instrument refers to the Delaware Addendum as constituted after giving effect to the amendment and restatement set forth in this instrument.

THE PARTIES HEREBY AMEND AND RESTATE THE LICENSE ADDENDUM TO READ AS FOLLOWS:

1. WAIVER. BCBSA hereby agrees that the ownership of WellPoint shares by the Foundation in excess of the number permitted by the Primary Blue Cross License will not be deemed to provide grounds for termination of the Primary Blue Cross License so long as the conditions specified in Part 2 of this Addendum are satisfied. BCBSA also consents to the amendment to the Voting Trust Agreement dated the date hereof. In order to obtain the waiver and consent in the preceding sentences, WellPoint agrees that its right to hold and utilize the Primary Blue Cross License will at all times be subject to the conditions in Part 2 of this Addendum and hereby covenants not to take or allow any action which could provide grounds for termination of the Primary Blue Cross License.

2.   AUTOMATIC TERMINATION.

     2.1 Except as otherwise expressly provided in this Part 2, WellPoint's Primary Blue Cross License shall automatically terminate effective at the end of the Applicable Interval following the occurrence of any of the following events:

     (a) Any of the provisions in Article VII of WellPoint's Charter or any of the other Basic Protections identified in Section 3.5 shall expire or be amended (other than to extend its term), eliminated or otherwise impaired or any person shall be permitted, by the ruling of any court or otherwise, to take any action contrary to the terms of any of the Basic Protections without the written consent of BCBSA.


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     (b)  Any VA Shares (identified as prescribed in Section 3.8) shall not be voted as prescribed by the terms of the Voting Agreement identified in Section 3.5(b)(3).

     (c) Subject to Section 2.7, at any time before May 20, 2001, the Foundation's board of directors does not contain at least a majority of Original Blue Cross Directors (determined as prescribed in Section 2.7(c)).

     (d) The Foundation shall not be independent of all state governmental authority over its affairs including any authority over the composition and membership of its board of directors, other than customary regulatory powers exercised by the California Attorney General over similar situated entities and other than in accordance with California Blue Cross' Undertakings to the California Department of Corporations dated March 5, 1996 as provided to BCBSA prior to May 17, 1996.

     (e) The Foundation Beneficially Owns WellPoint shares not on deposit in the Voting Trust identified in Section 3.5(b)(4) representing:

          (1) 50% or more of the voting power at any time between the date hereof and May 20, 1999; or

          (2) 20% or more of the voting power at any time from and including May 20, 1999 to but not including May 20, 2001; or

          (3) 5% or more of the voting power at any time on or after May 20, 2001.

     (f) (i) any Institutional Investor shall become the Beneficial Owner of WellPoint shares representing 10% or more of the voting power of WellPoint (an "Excess Institutional Voter"), unless such Excess Institutional Voter shall cease to be an Excess Institutional Voter prior to the end of the Applicable Interval arising from such Beneficial Ownership; or

          (ii) any Noninstitutional Investor other than the Foundation shall become the Beneficial Owner of WellPoint shares representing 5% or more of the voting power of WellPoint (an "Excess Noninstitutional Voter") unless such Excess Noninstitutional Voter shall cease to be an Excess Noninstitutional Voter prior to the end of the Applicable Interval arising from such Beneficial Ownership; or

          (iii) any person other than the Foundation shall become the Beneficial Owner of 20% or more of WellPoint's then-outstanding common stock or other equity securities which (either by themselves or in combination) represent an ownership interest of 20% or more pursuant to determinations made under paragraph 2.6


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          below (each, an "Excess Owner"), unless such Excess Owner shall cease to be an Excess Owner prior to the end of the Applicable Interval arising from such Beneficial Ownership; or

          (iv) WellPoint consolidates with or merges with or into any person or conveys, assigns, transfers or sells all or substantially all of its assets to any person other than a merger in which WellPoint is the surviving entity and immediately after which merger no person is an Excess Institutional Voter, an Excess Noninstitutional Voter or an Excess Owner.

          For the purposes hereof, a person shall be deemed to be an "Institutional Investor" if (but only if) (x) such person is an entity or group identified in Rule 13d-1(b)(1)(ii) of the rules and regulations promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") as constituted on June 1, 1997, and (y) every filing made by such person with the Securities and Exchange Commission under Regulation 13D-G (or any successor Regulation) under the Exchange Act with respect to such person's Beneficial Ownership shall have contained a certification having substantially identical terms to the one required by Item 10 of Schedule 13G as constituted on June 1, 1997. For the purposes hereof, the term "Noninstitutional Investor" means any person who is not an Institutional Investor.

     (g) Any shares on deposit in the Voting Trust identified in Section 3.5(b)(4) shall not be voted in accordance with the terms of the Voting Trust Agreement identified in Section 3.5(b)(4).

     (h) Any shares known by WellPoint to be Excess Shares shall not be voted in accordance with the terms in Section 9 of Article VII of WellPoint's Charter as constituted immediately after the Reincorporation.

     (i) Less than a majority of the positions on the WellPoint Board shall be held by Independent Directors.

     (j) WellPoint shall fail to comply with the requirements of Part 4 of this Addendum.

     2.2  APPLICABLE INTERVAL.

     (a) The "Applicable Interval" with respect to any event specified in clause (d) or (j) of Section 2.1 shall begin upon the occurrence of that event and shall end on the 40th day after WellPoint shall first learn of such event.



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     (b)  The "Applicable Interval" with respect to any event specified in clause (f) (i), or (ii) or (iii) of Section 2.1 shall begin upon the occurrence of that event and shall end on the 30th day after the earlier of the time WellPoint shall first learn of such event or the occurrence of a public filing with the Securities and Exchange Commission disclosing such event.

     (c) The "Applicable Interval" with respect to the event specified in clause (c) shall be determined as prescribed in Section 2.7(b).

     (d) The "Applicable Interval" with respect to any event specified in any other clause of Section 2.1 shall begin upon the occurrence of that event and shall end on the 10th day after WellPoint shall first learn of such event.

     2.3 WAIVER. WellPoint shall have the right to request any time prior to the expiration of the Applicable Interval that any termination which would otherwise be caused by the occurrence of any event listed in Section 2.1 or
Section 2.7(a) be waived. Once such request has been made by WellPoint to BCBSA, the Primary Blue Cross License and any related controlled affiliate license shall be deemed to remain in full force and effect until a determination has been made by BCBSA. Such determination shall be made by BCBSA's disinterested member plans and any requested waiver shall be deemed to have been denied unless it shall be approved at the meeting called to consider such waiver by the affirmative vote of a majority of the disinterested BCBSA member plans and a majority of the then current weighted vote of the disinterested BCBSA member plans. Any such waiver may be conditioned upon such additional requirements (including but not limited to requirements imposing new independent grounds for termination of the Primary Blue Cross License) as shall be approved by such vote by the disinterested BCBSA member plans.

     2.4 NOTICE. WellPoint shall notify BCBSA in writing immediately after WellPoint learns of (i) the occurrence of any event specified in Section 2.1 or Section 2.7(a) or (ii) any development or state of facts which it is reasonably possible will lead to the occurrence of any event specified in
Section 2.1 or Section 2.7(a) or Section 2.7(a).

     2.5 NO IMPLIED EXEMPTION FOR OTHER CHANGES. The references in the definitions of "WellPoint's Charter," "WellPoint's Bylaws," "Voting Agreement" and "Voting Trust Agreement" to possible future amendments thereto or to instruments which may supersede such original instruments in the future shall not be deemed to exempt any amendment or replacement of any such instrument from the operation of Section 2.1 and Section 2.7(a) and any such amendment or replacement shall be deemed to cause an automatic termination at the end of the Applicable Interval if it changes or impacts any of the terms of the Basic Protections in a manner which causes such termination under the terms in Section 2.1 or Section 2.7(a).


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     2.6  RESTRICTIONS ON ISSUANCE OF SECURITIES.  WellPoint shall not issue any class or series of securities other than (i) shares of common stock having identical terms or options or derivatives of common stock; (ii) non-voting, non-convertible debt securities; or (iii) such other securities as WellPoint may approve, provided that BCBSA shall receive notice at least 30 days prior to the issuance of such securities, including a description of the terms of such securities, and BCBSA shall have the authority to determine how such securities will be counted in determining whether any person is an Excess Institutional Voter, Excess Noninstitutional Voter or an Excess Owner.

     2.7  EARLY CHANGES IN FOUNDATION BOARD.

     (a) Notwithstanding the provisions of Section 2.1(c) above, if, at any time prior to May 20, 2001, the Foundation's board of directors does not contain at least a majority of directors who are Original Blue Cross Directors, such event shall cause an automatic termination of the Primary Blue Cross License at the end of the Applicable Interval only if:

          (1) at any time on or after the date on which the number of directors that are not Original Blue Cross Directors first becomes equal to the number of directors that are Original Blue Cross Directors (the "Even Division Date"), the Foundation Beneficially Owns WellPoint shares not on deposit in the Voting Trust identified in
               Section 3.5(b)(4) representing 20% or more of the voting power;
               or

          (2) at any time on or after the earlier to occur of (i) the first anniversary of the Even Division Date and (ii) the date on which the number of directors that are not Original Blue Cross Directors first becomes greater than the number of directors that are Original Blue Cross Directors (the "Minority Date"), the Foundation Beneficially Owns WellPoint shares not on deposit in the Voting Trust identified in Section 3.5(b)(4) representing 5% or more of the voting power.

     (b) The "Applicable Interval" for purposes of Section 2.1(c) and Section 2.7(a) shall begin on whichever of the following shall earlier occur:

          (1) the earliest date which shall occur on or after the Even Division Date on which the Foundation shall Beneficially Own WellPoint shares not on deposit in the Voting Trust identified in Section 3.5(b)(4) representing 20% or more of the voting power, or

          (2) the earliest date as of which the Foundation shall Beneficially Own WellPoint shares not on deposit in the Voting Trust identified in Section


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               3.5(b)(4) representing 5% or more of the voting power
               which shall occur on or after the earlier of (i) the first anniversary of the Even Division Date or (ii) the Minority Date.

          An Applicable Interval which shall begin pursuant to this Section 2.7(b) shall end on the 10th day after WellPoint shall first learn of the events causing such Applicable Interval to begin.

     (c) An individual shall be deemed an "Original Blue Cross Director" if that individual served as a director of California Blue Cross prior to May 17, 1996. In the event an Original Blue Cross Director shall cease to be a Foundation director because of death or permanent disability and the position on the Foundation Board left vacant by such death or disability shall be filled with an individual approved by a majority of the Original Blue Cross directors then remaining on the Foundation's Board, then the individual so approved shall be deemed to be an "Original Blue Cross Director." For purposes of determining whether and when the Even Division Date or the Minority Date shall have occurred, such vacant position shall be counted as if it were held by an Original Blue Cross Director for a period beginning when the vacancy arises and ending at the earliest of (i) 60 days after such vacancy shall arise, (ii) the date such vacancy is filled by an individual not approved by a majority of the Original Blue Cross directors then remaining on the Foundation's Board or (iii) the approval by the Foundation Board of any course of action which would provide grounds for termination of the Primary Blue Cross License.

3. DEFINITIONS. The following terms shall have the following meanings as used herein:

     3.1 PRIMARY BLUE CROSS LICENSE. The term "Primary Blue Cross License" means the license to use the Blue Cross name and all other rights granted under or by reason of the Blue Cross License Agreement dated as of August 4, 1997 between BCBSA and WellPoint and under any amendments or supplements to, or restatements or replacements of, that Agreement. The Primary Blue Cross License shall at all times be subject to this Addendum and in the event of any conflict between the Primary Blue Cross License and this Addendum, this Addendum shall control. In the event the Primary Blue Cross License shall terminate, such termination shall have the effect of terminating the right of any WellPoint subsidiary to use the Blue Cross name and all other names or rights licensed from BCBSA.

     3.2 VOTING POWER. The WellPoint shares Beneficially Owned by any particular person shall be deemed to represent a percentage of the voting power equal to the percentage of all votes which could be cast in any election of any WellPoint director which could be accounted for by the shares Beneficially Owned by that particular person. If in connection with an election for any particular position on the WellPoint Board, shares in different classes or series are entitled


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to be voted together for purposes of such election, then in determining the number of "all votes which could be cast" in the election for that particular position for purposes of the preceding sentence, the number shall be equal to the number of votes which would be cast in the election for that particular position if all shares entitled to be voted in such election (regardless of series or class) were in fact voted in such election. If WellPoint shall issue any series or class of shares for which positions on the Board are reserved or shall otherwise issue shares which have voting rights which can arise or vary based upon terms governing that class or series, then the percentage of the voting power represented by the WellPoint shares Beneficially Owned by any particular person shall be the highest percentage of the total votes which could be accounted for by those shares in any election of any director.

     3.3 WELLPOINT SHARE. The term "WellPoint share" designates and includes a share of common stock and a share (or other basic unit) of any class or series of any other equity security which WellPoint may at any time issue or be authorized to issue.

     3.4  BENEFICIAL OWNERSHIP:

     (a) Except as otherwise provided in Section 3.4(b), any particular person shall be deemed to Beneficially Own and to be the Beneficial Owner of:

          (1) Any WellPoint share in which such person shall then have a direct or indirect beneficial ownership interest;

          (2) Any WellPoint share in which such person shall have the right to acquire any direct or indirect beneficial ownership interest pursuant to any option or other agreement (either immediately or after the passage of time or the occurrence of any contingency);

          (3) Any WellPoint share which such person shall have the right to vote;

          (4)  Any WellPoint share (i) which constitutes an "Excess Share" under
               Article VII of WellPoint's Charter or any successor to such provision and (ii) of which such person is the "Purported Owner" under such Article VII (or has an equivalent position under any such successor provision);

          (5) Any WellPoint share in which such person shall hold any other interest which would count in determining whether such person would be required to file a Schedule 13D; and

          (6) Any WellPoint share which shall be Beneficially Owned (under the concepts provided in the preceding clauses) by any affiliate or associate of the particular person or by any other person with whom the particular


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               person or any such affiliate or associate has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities or other than that certain Amended and Restated Registration Rights Agreement between WellPoint and the Foundation dated as of August 4, 1997) relating to the acquisition, holding, voting or disposing of any WellPoint shares. For purposes of this Addendum, the terms "affiliate" and "associate" have the same meanings they have under Rule 12b-2 under the Exchange Act as such Rule is constituted and interpreted on June 1, 1997.

     (b)  Exceptions:

          (1) A person shall not be deemed to "Beneficially Own" or have "Beneficial Ownership" of any particular WellPoint shares by reason of possessing the right to vote if (i) such right arises solely from a revocable proxy or consent given to such person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act, and (ii) such person is not the Purported Owner of any Excess Shares (as those terms are used in Article VII of WellPoint's Charter), is not named as holding a beneficial ownership interest in any WellPoint shares in any filing on Schedule 13D, and is not an affiliate or associate of any such Purported Owner or named person.

          (2) A member of a national securities exchange or a registered depository shall not be deemed to "Beneficially Own" or have "Beneficial Ownership" of any particular WellPoint shares held directly or indirectly by it on behalf of another person (and not for its own account) solely because such member or depository is the record holder of such WellPoint shares, and (in the case of such member) pursuant to the rules of such exchange, such member may direct the vote of those WellPoint shares without instruction on matters which are uncontested and do not affect substantially the rights or the privileges of the holders of the shares to be voted, but is precluded by the rules of such exchange from voting those particular WellPoint shares without instruction on either contested matters or matters that may affect substantially the rights or the privileges of the holders of the WellPoint shares to be voted.

          (3) A person who in the ordinary course of business is a pledgee of WellPoint shares under a written pledge agreement shall not be deemed to "Beneficially Own" or have "Beneficial Ownership" of those pledged



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               WellPoint shares solely by reason of such pledge until the pledgee has taken all formal steps which are necessary to declare a default or has otherwise acquired the power to vote or to direct the vote of such pledged WellPoint shares, provided that:

               (A) The pledge agreement is bona fide and was not entered into with the purpose nor with the effect of changing or influencing the control of WellPoint, nor in connection with any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) promulgated under the Exchange Act as constituted on June 1, 1997; and

               (B) The pledge agreement does not grant to the pledgee the right to vote or to direct the vote of such pledged WellPoint shares prior to the time the pledgee has taken all formal steps which are necessary to declare a default.

          (4) A person engaged in business as an underwriter or a placement agent for securities who enters into an agreement to acquire or acquires any particular WellPoint shares solely by reason of its participation in good faith and in the ordinary course of its business in the capacity of underwriter or placement agent in any underwriting or agent representation registered under the Securities Act of 1933, as amended and as constituted on the date hereof (the "Securities Act"), a bona fide private placement, a resale under Rule 144A promulgated under the Securities Act or in any foreign or other offering exempt from the registration requirements under the Securities Act shall not be deemed to "Beneficially Own" or have "Beneficial Ownership" of those particular WellPoint shares until the expiration of forty (40) days after the date of such acquisition so long as (i) such person does not vote such WellPoint shares during such period and
               (ii) such participation is not with the purpose or with the effect of changing or influencing control of WellPoint, nor in connection with or facilitating any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) promulgated under the Exchange Act as such Rule is constituted on June 1, 1997.

          (5) If WellPoint shall sell shares in a transaction not involving any public offering, then each purchaser in such offering shall be deemed to obtain Beneficial Ownership in such offering of the shares purchased by such purchaser but no particular purchaser shall be deemed to have acquired Beneficial Ownership in such offering of shares purchased by any other purchaser solely by reason of the fact that all such purchasers are parties


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               to customary agreements relating to the purchase of equity securities directly from WellPoint in a transaction not involving a public offering, provided that:

               (A) All the purchasers are persons specified in Rule 13d-1(b)(1)(ii) promulgated under the Exchange Act as such Rule is constituted on June 1, 1997;

               (B) The purchase is in the ordinary course of each purchaser's business and not with the purpose nor with the effect of changing or influencing control of WellPoint, nor in connection with or as a participant in any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) promulgated under the Exchange Act as such Rule is constituted on June 1, 1997;

               (C) There is no agreement among or between any purchasers to act together with respect to WellPoint or any WellPoint shares except for the purpose of facilitating the specific purchase involved; and

               (D) The only actions among or between any purchasers with respect to WellPoint or its securities subsequent to the closing date of the nonpublic offering are those which are necessary to conclude ministerial matters directly related to the completion of the offer or sale of the WellPoint shares sold in such offering.

     3.5  BASIC PROTECTIONS:

     (a) The term "Basic Protections" designates and includes the following provisions in WellPoint's Charter: Section 1 of Article IV; all provisions in Article VII and Article IX; and the provision is Article XI which requires the affirmative vote of at least 75% of each class of WellPoint shares, represented and voting at a duly held meeting at which a quorum is present, voting by class to amend any of the provisions cited in this sentence or to amend Sections 2, 6, 8 or 10 in Article IV of WellPoint's Charter. (The term "WellPoint's Charter" as used in this Addendum means WellPoint's Restated Certificate of Incorporation as in effect from time to time after the Reincorporation. In the event WellPoint's Charter shall be replaced by another governing instrument as a result of a merger, a reorganization or other similar event, if any, then the term "WellPoint's Charter" shall thereafter refer to such other governing instrument and the citations and terms used in this agreement shall be deemed adjusted to refer to the appropriate provisions in such subsequent instrument.)


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


     (b) Until the Diversity Goal (identified in Section 3.6) is achieved, the term "Basic Protections" also means:

          (1)  Sections 2, 6, 8, and 10 in Article IV in WellPoint's Charter.

          (2) The following provisions in WellPoint's Bylaws: Sections 2 and 3 of Article III; and Section 2 of Article IV. (The term "WellPoint's Bylaws" as used in this Addendum means WellPoint's Bylaws as in effect from time to time after the Reincorporation. In the event WellPoint's Bylaws shall be replaced by another governing instrument as a result of a merger, a reorganization or other similar event, if any, then the term "WellPoint's Bylaws" shall thereafter refer to such other governing instrument and the citations and terms used in this agreement shall be deemed adjusted to refer to the appropriate provisions in such subsequent instrument.)

          (3) The Voting Agreement. (The term "Voting Agreement" whenever it is used in this Addendum means the Amended and Restated Voting Agreement dated as of August 4, 1997 between WellPoint, California Blue Cross and the Foundation as in effect from time to time after the Reincorporation. In the event the Voting Agreement shall be replaced by another agreement as a result of a merger, a reorganization or other similar event, if any, then the term "Voting Agreement" shall thereafter refer to that replacement agreement and the citations and terms used in this agreement shall be deemed adjusted to refer to the appropriate provisions in that replacement agreement.)

          (4) The Voting Trust Agreement. (The term "Voting Trust Agreement" whenever it is used in this Addendum means the Amended and Restated Voting Trust Agreement dated as of August 4, 1997 between the Foundation and Wilmington Trust Company as constituted after giving effect to the amendment thereto dated
               the date hereof.   In the event the agreement in the preceding
               sentence shall be amended after the dated hereof, then the term "Voting Trust Agreement" shall thereafter mean that agreement as so amended. In the event the Voting Trust Agreement shall be replaced by another agreement as a result of a merger, a reorganization or other similar event, if any, then the term "Voting Trust Agreement" shall thereafter refer to that replacement agreement and the citations and terms used in this agreement shall be deemed adjusted to refer to the appropriate provisions in that replacement agreement. The term "Voting Trust" whenever it is used in this Addendum means the voting trust governed by the Voting Trust Agreement.)

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


          (5) Section 12 of the Amended and Restated Registration Rights Agreement among WellPoint, California Blue Cross and the Foundation.

     3.6 DIVERSITY GOAL. The Foundation's Diversity Goal shall be deemed to be achieved when the Foundation shall Beneficially Own WellPoint shares representing less than 5% of the voting power and shall not be an Excess Owner.

     3.7 INDEPENDENT DIRECTOR. Any particular individual shall be deemed to be a "Independent Director" if (but not unless) such individual

     (a)  either (i) is David R. Banks, W. Toliver Besson, Roger E. Birk, Sheila
          P. Burke, Stephen L. Davenport, Julie A. Hill, Elizabeth A. Sanders, or Leonard D. Schaeffer or (ii) was elected to the Board after the date hereof with the approval of two thirds of the directors then in office who then constituted Independent Directors

                                         and

     (b) does not Beneficially Own WellPoint shares which represent more than 5% of the voting power,

                                         and

     (c) was not nominated by a person who Beneficially Owns WellPoint shares representing more than 5% of the voting power or who is an "Excess Owner" and, prior to such individual's election, did not have any agreement, arrangement or understanding with any such Beneficial Owner with respect to any action to be taken by such individual as a director.

     3.8 VA SHARES. All WellPoint shares which shall be Beneficially Owned by the Foundation at any particular time shall be deemed to be "VA Shares" except that (i) WellPoint shares which are held in the voting trust created by the Voting Trust Agreement and are voted as required by the terms of the Voting Trust Agreement shall not be deemed VA Shares so long as they are so held and voted and (ii) the Foundation shall be entitled to Beneficially Own at any particular time WellPoint shares representing up to 5% of the voting power free of (and without being subject in any way to) the voting requirements in either the Voting Trust Agreement or the Voting Agreement and none of the WellPoint shares Beneficially Owned by the Foundation at or below this 5% limit shall be deemed VA Shares. Without limiting by implication the generality of the preceding sentence, so long as the only Capital Stock outstanding is Common Stock, any share of Common Stock which shall be Beneficially Owned by the Foundation at any particular time in excess of 5% of the number of shares of Common Stock then outstanding shall

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

be deemed a VA Share unless at that particular time it is on deposit in the voting trust created by the Voting Trust Agreement and is required to be voted in accordance with the terms of the Voting Trust Agreement.

     3.9 EXCHANGE ACT. The term "Exchange Act" means the Securities Exchange Act of 1934 as amended or supplemented at the time as of which the term shall be applied and any other federal law which BCBSA shall reasonably judge to have replaced or supplemented the coverage of the Securities Exchange Act of 1934 as in effect on the date hereof.

     3.10 SCHEDULE 13D. The term "Schedule 13D" means a report on Schedule 13D under Regulation 13D under the Exchange Act as constituted on the date hereof and any report which may be required in the future under any requirement which BCBSA shall reasonably judge to have any of the purposes served by Schedule 13D on the date hereof.

     3.11 OWNERSHIP LIMIT.

     (a)  From and after the date hereof, the term "Ownership Limit" defined in
          Article VII of WellPoint's Restated Certificate of Incorporation shall for all purposes mean the following:

          (1) For all stockholders that are Noninstitutional Investors (as defined herein), that number of shares of Capital Stock one share lower than the number of shares of Capital Stock which would represent 5% of the Voting Power (as defined in the Restated Certificate of Incorporation); and

          (2) For all stockholders that are Institutional Investors (as defined herein), that number of shares of Capital Stock one share lower than the number of shares of Capital Stock which would represent 10% of the Voting Power.

     (b) The parties hereto intend that the revisions contained herein to the definition of the term "Ownership Limit" shall constitute an agreement in writing between the parties hereto within the meaning of
          Section 14(f)(2) of Article VII of WellPoint's Restated Certificate of Incorporation and as such shall apply to the interpretation of such term for all purposes under WellPoint's Restated Certificate of Incorporation.

4.   COMMITMENT TO USE BLUE CROSS MARKS.

     4.1 WellPoint covenants that all Relevant Businesses conducted in the State of California by WellPoint or any of its affiliates will be conducted after the date hereof under the name "Blue Cross of California" and will be conducted utilizing the Blue Cross name and marks in identifying such business. The term "Relevant Businesses" means all health care benefits businesses which were conducted on February 13, 1996 by California Blue Cross or its subsidiary which then had the name "CaliforniaCare Health Plans" and the businesses in California which may develop or evolve from those businesses after February 13, 1996. The term "Relevant Businesses" shall not include (except as provided in Section 4.2) the business acquired by California Blue Cross from Massachusetts Mutual Life Insurance Company on March 31, 1996 (the "MassMutual Business") and shall not include the workers' compensation business conducted by WellPoint's subsidiary UniCARE Insurance Company.

     4.2 The MassMutual Business comprised of accounts with California headquarters ("California Accounts") shall be transitioned to being offered by WellPoint, California Blue Cross, or BC Life & Health Insurance Company on or prior to May 17, 2001 and after such transition shall use the Blue Cross name and marks to the extent required by this Part 4 for businesses operated by those companies. No new California Accounts shall become part of the MassMutual Business after May 17, 1996, but rather all new accounts with California headquarters arising after May 17, 1996 shall be offered by WellPoint, California Blue Cross, or BC Life & Health Insurance Company and shall use the Blue Cross name and marks to the extent required by this Part 4 for businesses operated by those companies.

     4.3 BC Life & Health Insurance Company and WellPoint shall take the actions necessary so that BC Life & Health Insurance Company (i) continuously meets all qualifications necessary to hold a controlled affiliate license from BCBSA, (ii) utilizes the Blue Cross of California name and Blue Cross marks in marketing materials, (iii) identifies its products in marketing materials as being brought to its subscribers by "Blue Cross of California," and (iv) shall identify itself in marketing materials as an affiliate of Blue Cross of California.

     4.4 Transfers of businesses from WellPoint or California Blue Cross to BC Life & Health Insurance Company after January 13, 1997 (the "Transferred Businesses") shall not violate this Part 4 if, on or prior to May 17, 2001, the Transferred Businesses do not comprise in excess of 50% of the Relevant Businesses, based on relative annual premium revenues, and such Transferred Businesses are marketed under the Blue Cross of California name and Blue Cross marks.

     4.5 The covenants in this Part 4 are in addition to and distinct from WellPoint's obligations under the Primary Blue Cross License. For purposes of this Part 4 only, the term "affiliate" does not include the Foundation.

5. NO OTHER WAIVER. Nothing herein shall constitute a waiver of BCBSA's rights to terminate the Primary Blue Cross License for any reason allowed under the Primary Blue Cross License other than the reason expressly waived
in Part 1 of this Addendum.   All agreements, understandings or other
circumstances which were made or arose prior to the issuance of the Primary Blue Cross License granting WellPoint, California Blue Cross or any of their respective subsidiaries or predecessors licenses or rights in the Blue Cross name or other rights licensed by

BCBSA are hereby terminated effective as of the issuance of the Primary Blue Cross License, and neither WellPoint nor California Blue Cross nor any of their respective affiliates shall have any rights under or by reason of such earlier agreements, understandings or other circumstances. The rights of WellPoint, California Blue Cross and their respective subsidiaries to use the Blue Cross name and other rights licensed by BCBSA shall instead be derived from the date of issuance of the Primary Blue Cross License exclusively from the Primary Blue Cross License and related written agreements granted on or after the time of the issuance of the Primary Blue Cross License. The Delaware Addendum shall govern during the period from the issuance of the Primary Blue Cross License to but not including December 30, 1997; the terms of the 12-30-97 Restatement shall govern from and including December 30,1997 to but not including the date hereof, and the terms of this amendment and restatement of the License Addendum shall govern from and after the date hereof.

6.   MISCELLANEOUS

     6.1 WellPoint shall not assign its rights or obligations under this Addendum to any other person without the prior written consent of BCBSA. BCBSA shall have the right to assign its rights under this Addendum to any corporation or other entity which shall assume any of its responsibility for the Blue Cross name or other rights licensed under the Primary Blue Cross License Agreement. This Addendum and the provisions hereof shall be binding upon each of the parties, and their successors and assigns, and shall inure to the benefit of each party's successors and permitted assignees.

     6.2 Any term or provision of this Addendum may be amended, and the observance of any term of this Addendum may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. Without limiting by implication the generality of the preceding sentence, every time any event listed in Section 2.1 or Section 2.7(a) shall occur, it shall constitute a separate and self-sufficient cause for automatic termination of the Primary Blue Cross License regardless of whether any prior occurrence of such event or any other event shall have been waived absolutely or conditionally. The failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

     6.3 Each of the parties acknowledges that the other party will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants of the other party set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to either party to this Addendum in connection with any such violation or prospective violation, such party shall have the right to enforce such covenant by specific performance, by injunctive relief or by any other means available to such party at law or in equity.

     6.4 WellPoint warrants to BCBSA that: (i) the Merger identified in the proxy statement issued on May 9, 1997 by California Blue Cross has become effective in Delaware and California on the terms and with the effect described in that proxy statement; (ii) WellPoint provided BCBSA prior to August 4, 1997 with complete and accurate copies of WellPoint's Charter, WellPoint's Bylaws, the Voting Agreement, the Voting Trust Agreement and the Registration Rights Agreement as constituted immediately after the Reincorporation; (iii) there has been no change to any of the things cited in clause (ii) except for the amendment to the Voting Trust Agreement dated the date hereof and WellPoint provided a complete and accurate copy of that amendment to BCBSA prior to the date hereof; (iv) the Foundation has executed and delivered the Voting Agreement, the Voting Trust Agreement, the amendment to the Voting Trust Agreement dated the date hereof, and the Registration Rights Agreement; (iv) on the date hereof, the Foundation Beneficially Owns approximately 25.6% of WellPoint's common stock outstanding; and (v) no person other than the Foundation Beneficially Owns WellPoint shares representing more than 5% of the voting power.

     6.5 The internal laws of the State of Illinois (irrespective of its choice of law principles) shall govern all issues concerning the validity of this Addendum, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties.

     Each of the parties has executed this amendment and restatement of the New Addendum to evidence its agreement to be bound by all of its terms.


                         BLUE CROSS AND BLUE SHIELD ASSOCIATION



                         BY: /s/ MARK A. ORLOFF
                            --------------------------------------
                              NAME: Mark A. Orloff
                              TITLE:



                         WELLPOINT HEALTH NETWORKS INC.
                              (a Delaware corporation identified herein as "WellPoint")



                         BY: /s/ THOMAS C. GEISER
                            --------------------------------------
                              NAME: Thomas C. Geiser
                              TITLE: Executive Vice President


                         BLUE CROSS OF CALIFORNIA
                              (a California corporation identified herein as "California Blue Cross")



                         BY: /s/ THOMAS C. GEISER
                            --------------------------------------
                              NAME: Thomas C. Geiser
                              TITLE: Secretary